Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in the Registration Statement No. 323-50066 on Form S-8 of United Community Financial Corp. of our report dated April 21, 2004, appearing in this Annual Report on Form 11-K of the Home Savings & Loan Company
401(k) Savings Plan.

Crowe Chizek and Company LLC

Columbus, Ohio
June 28, 2003

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